Exhibit 24.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this registration statement on Form S-1 of our report dated February 19, 1996, on our audits of the consolidated financial statements and the financial statement schedule of Quintel Entertainment, Inc. and Subsidiaries. We also consent to the reference to our Firm under the caption "Experts."


                                        /s/ Coopers & Lybrand L.L.P.

                                        COOPERS & LYBRAND L.L.P.


Melville, New York
October 10, 1996.





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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this registration statement on Form S-1 of our report dated February 19, 1996, on our audit of the financial statements of New Lauderdale, L.C. We also consent to the reference to our Firm under the caption "Experts."


                                        /s/ Coopers & Lybrand L.L.P.

                                        COOPERS & LYBRAND L.L.P.


Melville, New York
October 10, 1996.